CONSECO VARIABLE INSURANCE COMPANY

                       CONSECO VARIABLE ANNUITY ACCOUNT C
                       CONSECO VARIABLE ANNUITY ACCOUNT E
                       CONSECO VARIABLE ANNUITY ACCOUNT F
                       CONSECO VARIABLE ANNUITY ACCOUNT G
                       CONSECO VARIABLE ANNUITY ACCOUNT H


                       Supplement dated September 22, 2000

The following information supplements the information contained in your variable annuity Prospectus:

Conseco Variable Insurance Company (Conseco Variable) proposes to substitute shares of the High Yield Portfolio of Conseco Series Trust for shares of the INVESCO VIF High Yield Fund of INVESCO Variable Investment Funds, Inc., and to substitute shares of the Equity Portfolio of the Conseco Series Trust for shares of the INVESCO VIF-Equity Income Fund of the INVESCO Variable Investment Funds, Inc. (Substitution). Conseco Variable will file an application with the Securities and Exchange Commission (Commission) shortly requesting an order approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Conseco Variable and Conseco Variable Annuity Account C, Conseco Variable Annuity Account E, Conseco Variable Annuity Account F, Conseco Variable Annuity Account G and Conseco Variable Annuity Account H (Annuity Accounts) propose to effect the Substitution as soon as is practical.

Prior to the date of the Substitution, you may transfer your Contract value in the INVESCO VIF-High Yield Fund and the INVESCO VIF-Equity Income Fund Investment Options to any other Investment Option of the Annuity Accounts without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, Conseco Variable will permit transfers from the High Yield Portfolio of Conseco Series Trust and the Equity Portfolio of the Conseco Series Trust to any other Investment Option of the Annuity Account available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the High Yield Portfolio of Conseco Series Trust and the Equity Portfolio of the Conseco Series Trust will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios and Funds which the Annuity Accounts invest in is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Conseco Variable's Administrative Office at the address or telephone number set forth below.

Conseco Variable will effect the Substitution by simultaneously placing an order to



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redeem the shares of the INVESCO VIF-High Yield Fund and the INVESCO  VIF-Equity
Income Fund and an order to purchase shares of the High Yield Portfolio of Conseco Series Trust and the Equity Portfolio of the Conseco Series Trust, respectively.

Conseco Variable will bear the expenses attributable to the Substitution. Conseco Variable will send you a notice within five days after the Substitution.

                       Conseco Variable Insurance Company
                          11815 N. Pennsylvania Street
                                Carmel, IN 46032
                                 (800) 342-6307








CV296